EXHIBIT 10.105.2

Loan No. Loan Name Account No. Note Date  Rate  Note Amount Maturity Initials
 100270     Systems/100270               10/02/96   8.5%  $705,000.00  06/02/99
  WSK
                                                          Draw


                                        (For Bank Purposes Only-MC)


                      PROMISSORY NOTE
                      (Business Purpose)
                       First Bank of Missouri

1.  DATE AND PARTIES.      The date of this Promissory Note
(Note) is October 2, 1996. This Note evidences a loan which includes all extensions, modifications and and substitutions (Loan). The parties to this Note and Loan are:

     BORROWER:
           SYSTEMS & SERVICES TECHNOLOGIES, INC.
           a DELAWARE corporation
           4315 PICKETT ROAD
           ST. JOSEPH, MO 64506
           Tax I.D. # 22-3370315

     BANK:
           FIRST BANK OF MISSOURI
           a MISSOURI banking corporation
           7001 N. Oak St.
           P.O. Box 10689
           Gladstone, Missouri 64118
           Tax I.D. # 44-0667863
           Branch No. 001

2.  PROMISE TO PAY.      For value received, Borrower promises
to pay to Bank s order at its office at the above address, or such other place as Bank may designate, the sum of $705,000.00 (Principal) or so much thereof as may, from time to time, be advanced to Borrower hereunder plus interest from the date of disbursement, on the unpaid principal balance at the rate of 8.5% per annum (Contract Rate) until this Note matures or the obligation is accelerated. After maturity or acceleration, the unpaid balance shall bear Interest at the rate specified in the paragraph in this Note entitled DEFAULT RATE OF
INTEREST until paid in full. The Loan and this Note are limited to the maximum lawful amount of Interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, amy excess interest shall be amortized and prorated over the full term of the Loan for purposes of determining the Maximum Lawful Interest. Interest shall be computed on the basis of the actual calender year and the actual number of days elapsed.

This is a draw Note and all or part of the Principal sfall be advanced from time to time by Bank upon request of Borrower or any authorized agent of Borrower subject to all of the following conditions:
     A.  There has not been a default by Borrower or any other

         party.
     B. Bank has retrieved all documents, information, and warranties as Bank may require, all properly executed, if appropriate, in a form acceptable to Bank.
     C. A request for the advance is received from Borrower or Borrower s authorized agent prior to the maturity date of the Loan in a form acceptable to Bank.
     D. Bank has made all inspections which Bank considers necessary and is satisfied with the same.
     E. At no time shall the amount of any advance exceed 85% of the amount of the invoice, payment order or other written evidence satisfactory to Lender relating to the making of leasehold improvements to the Facility, nor shall any advance exceed 80% of the amount of the invoice, payment order or other written evidence satisfactory to Lander relating to the purchase of the furniture or equipment to be used by Borrower in connection with those operations to be conducted by Borrower at the Falicity. At no time shall Lender be obligated to make any advance to Borrower under the Note on or after April 1, 1997.
Any authorized agent of Borrower shall have authority to direct the disposition of any such advances until written notice of the revocation is received by Bank. The total amount of all such advances shall not exceed the Principal regardless of any payments made by Borrower and credited to Principal. Interest shall accrue only on the amount of outstanding Principal that is drawn and unpaid. In the event of default, Bank is not obligated to make any additional advances regardless of the amount of Principal that has not been drawn at the time of default.

Accrued interest only is due and payable on the 2nd day of each month for the months of November and December, 1996 and January, February, March, April, and May, 1997. Principal and accrued interest are due and payable in 24 equal monthly payments of $11,362.46 on the 2nd day of each month, beginning June 2, 1997, or the day following if the payment day is a holiday or is a non-business day for Bank. Unless paid prior to maturity, all other unpaid principal, accrued interest, costs and expenses are due and payable on June 2, 1999, which is the date of maturity. These payments amounts are based upon timely payment of each installment. All amounts shall be paid in legal U.S. currency. Any payment made with a check will constitute payment only when collected.

3. EFFECT OF PAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or miminum charge as agreed to below. However, no partial prepayment shall excuse or defer
Borrower s subsequent payments or entitle Borrower to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.
4. MINIMUM FINANCE CHARGE. Borrower has the right to prepay in full subject to a minimum finance charge of $1.00.

5. LATE CHARGE. Borrower agrees to pay Bank a late charge equal to 5% of the unpaid installment, if payment is not made in full on or before 15 days after the scheduled due date.

6. EVENTS OF DEFAULT. Borrower shall be in default upon the occurance of any of the following events, circumstances of conditions (Events of Default):
    A. Failure by any party obligated on the Note or any other obligations Borrower has with Bank to make payment when due; or
    B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement of other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing, or otherwise relating to this Note or any other obligations
        Borrower has with Bank; or
    C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
    D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or
    E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on federal of state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
    F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
    G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
    H. A material adverse change in Borrower s business, including ownership, management, and financial conditions, which in Bank s opinion, impairs any collateral or repayment of the Obligations; or
    I. A transfer of a substantial part of Borrower s money or property.


7. DEFAULT RATE OF INTEREST. If there is a default in this Note, the rate of interest, at Bank s option, shall immediately be increased by 5 percentage points whether or not Bank accelerates the maturity, and interest shall accrue thereafter at the resulting rate until all obligations under this Note are paid in full. Unless Bank has accelerated the maturity, Bank shall, within 10 days following the effective date of such interest rate increase, notify Borrower of the fact that the interest rate has been increased pursuant to this provision.

8. REMEDIES ON DEFAULT. On or after the occurance of an Event of Default, at the option of Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whither or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

9. SET-OFF. Borrower agrees that Bank may exercise Bank s right of off-set to pay and or all of the outstanding Principal and accrued Interest, costs and expenses, attorneys fees, and advances due and owing on this Note against any obligation Bank may have, now or hereafter, to pay money, securities, or other property to Borrower. This includes, without limitation:
    A. any deposit account balance, securities account balance or certificate of deposit balance Borrower has with Bank whether general, special, time, savings, or checking;
    B. any money owing to Borrower on an item presented to Bank or in Bank s possession for collection or exchange; and
    C. any repurchase agreement or any other non-deposit obligation or credit in Borrower s favor.

Borrower hereby appoints Bank as Borrower s attorney-in-fact and authorizes bank to redeem or obtain payment on any certificate of deposit in which Borrower has an interest in order to exercise Bank s right of set-off. Such authorization applies to any certificate of deposit even if not matured. Borrower further authorizes Bank to withhold any early withdrawal penalty without liability in the event such penalty is applicable as a result of Bank s set-off against a certificate of prior to its maturity.

Bank s right of set-off may be exercised:
    A. without prior demand or notice;
    B. without regard to the existance or value of any Collateral securing this Note; and
    C. without regard to the number or creditworthiness of any other persons who have agreed to pay this Note.

Bank will not be liable for dishonor of a check or other request for payment where there are insufficient funds in the account (or other obligations) to pay such request because of Bank s exercise of Bank s right of set-off. Borrower agrees to indemnify and hold Bank harmless from any person s claims and the costs and expenses, including without limitation, attorneys fees and paralegal fees, incurred as a result of such claims or arising as the result of Bank s exercise of Bank s right of set-off.

10. COLLECTION EXPENSES. On or after Event of Default, Bank may recover from Borrower and all guarantors or any of them, all fees and expenses in collecting, enforcing and protecting liabilities and reasonable expenses in realizing on any security incurred by Bank, plus expenses of collecting and exforcing this Note. Such fees and expenses shall include, but are not limited to, filing fees, publication expenses, deposition fees, stenographer fees, witness fees and any other court costs. Any such fees and expenses shall be added to the Principal of this Note and shall sccrue interest at the same rate as provided for in this Note.

11. ATTORNEYS FEES AND COLLECTION COSTS. Upon default of this Note, Bank may recover from Borrower all costs of collecting, enforcing and protecting liabilities, reasonable expenses in realizing on any security, reasonable attorneys fees not exceeding 15 percent of the unpaid balance (provided attorney is not Bank s salaried employee), paralegal fees and other legal expenses to the extent not prohibited by law.

12. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in actual possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in constructive possession of the Collateral when Bank has both the power and the intent to exercise such control over the Collateral.

13. WAIVER AND CONSENT BY BORROWER AND OTHER
SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:
    A. waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
    B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
    C. consent to Bank s release of any borrower, endorser, guarantor, surety, accomodation maker or any other co-signer.
    D. consent to the release, substitution or impairment of any collateral.
    E. consent that Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
    F. consent to Bank s right of set-off, as well as any right of set-off of bank participating in the Loan.
    G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

14. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):
                    Accounts
                    Equipment
                    General Intangibles
                    Real Estate
                    Fixtures & Furniture

which includes (but is not limited to) the following described property:
    ALL MACHINERY & EQUIPMENT, FURNITURE &
FIXTURES, ALL
    PRESENT AND FUTURE ACCOUNTS RECEIVABLE,
PROCEEDS ARISING
    THEREFROM, CHATTEL PAPER, CONTRACT RIGHTS AND
GENERAL
    INTANGIBLES, HOWEVER EVIDENCED OR ACQUIRED,
NOW OWNED,
    PURCHASED WITH LOAN PROCEEDS AND HEREAFTER
ACQUIRED,
    AND ALL ADDITIONS AND ACCESSIONS THERETO.

The real property portion of the Collateral includes the following described property (Property) situated in BUCHANAN County, MISSOURI, to-wit:

    SEE ATTACHED EXHIBIT A.

    The Property may be commonly referred to as 4315 PICKETT
    ROAD, ST. JOSEPH, MISSOURI

The term Collateral further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

This Note is secured by the following described real estate documents:
A Deed of Trust dated October 2, 1996 in the amount of $705,000.00 executed by Systems & Services Technologies, Inc.

Additionally, a security interest is granted in the Collateral by the following described security agreements: A Security Agreement dated October 2, 1996.

15. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs and then in an appropriate manner as determined by Bank in its sole discretion except as otherwise required by law.

16. LOAN PURPOSE. Borrower represents and warrants that the purpose of this Loan is for leasehold improvements and purchase of fixtures, furniture & equipment.

17. JOINT AND SEVERAL. Borrower or any other signers shall be jointly and severally liable under this Note.

18. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank s request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower s accountant to be true, complete and accurate.

19. GENERAL PROVISIONS.
    A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower s performance of all duties and obligations imposed by this Note.
    B. NO WAIVER BY BANK. Bank s course of dealing, or Bank s forbearance from, or delay in, the exercise of any of Bank s rights, remedies, privileges or right to insist upon Borrower s strict performance of any provisions contained in this Note, or other Loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
    C. AMENDMENT. The provisions contained in the Note may not be amended, except through a written amendment which is signed by Borrower and Bank.
    D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
    E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provides any information, and to execute, acknowledge, deliver and record of file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.
    F. GOVERNING LAW. This Note shall be governed by the laws of the State of MISSOURI, provided that such laws are not otherwise preempted by federal laws and regulations.
    G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of MISSOURI, unless otherwise designated in writing by Bank or otherwise required by law.
    H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer, or delegate any of the rights or obligations under this Note.
    I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
    J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.
    K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dipositive in interpreting or construing this Note.
    L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.
    M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower s name, address, or other application information.
    N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower s name of page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank s name on page one of this Note. Such addresses may be changed by written notice to the other party.
    O. HOLDER. The term Bank shall include any transferee and assignee of bank or other holder of this Note.
    P. BORROWER DEFINED. The term Borrower includes each and
       every person signing this Note as a Borrower and any co-signers.

20. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.

    ORAL AGREEMENTS OR COMMITMENTS TO LOAN
MONEY, EXTEND
    CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT
OF A
    DEBT INCLUDING PROMISES TO EXTEND OR RENEW
SUCH DEBT
    ARE NOT ENFORCEABLE.  TO PROTECT YOU
(BORROWER) AND US
    (BANK) FROM MISUNDERSTANDING OR
DISAPPOINTMENT, ANY
    AGREEMENTS WE REACH COVERING SUCH MATTERS
ARE CONTAINED
    IN THIS WRITING, WHICH IS THE COMPLETE AND
EXCLUSIVE
    STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT
AS WE MAY
    LATER AGREE IN WRITING TO MODIFY IT.



       BORROWER:

           SYSTEMS & SERVICES TECHNOLOGIES, INC.
             a DELAWARE corporation
                                               [Corporate Seal*]
             by:
                MATTHEW B. BURNS, CHIEF EXEC. OFFICER



             Attest

       (*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

    THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT.
EXHIBITS
    AND/OR ADDENDA MAY FOLLOW.



                        EXHIBIT A

A tract of land located in the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 23, Township 57 North, Range
35 West, lying West of the West right-of-way of Interstate 29 and
North of the North right-of-way of Pickett Road, St. Joseph, Buchanan County, Missouri, more particularly described as follows: Beginning at a point on the West line of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 23, Township 57 North, Range
35 West, on the North of the North right-of-way of Pickett Road, said point being 33.2 feet North of the Northeast Quarter (NE 1/4); thence North 84 degrees 57 55 East along the North right-of-way line of Pickett Road for a distance of 373.49 feet; thence continuing along said North right-of-way South 89 degrees 56  50  East for a distance of 199.81 feet; thence continuing along said North right-of-way South
88 degrees 43 06 East for a distance of 35.01 feet; thence North 25 degrees 37 28 East along the Westerly right-of-way of the access road for a distance of 269.25 feet to the West right-of-way of Interstate 29; thence North 00 degrees 11 56 East along said West right-of-way line for a distance of 296.43 feet; thence continuing on said West right-of-way line along a curve to the left having a radius of 9549.3 feet for an arc length of 358.42 feet; thence South 89 degrees 59 55 West for a distance of 721.60 feet to the West line of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4); thence South 00 degrees 10 00 East along said West line for a distance of 929.36 feet to the point of beginning. All in Buchanan County, Missouri and subject to all public and private roads and easements.
4315 Pickett Road, St. Joseph, MO
                          ADDENDUM

    WITNESS THIS ADDENDUM to be incorporated in and made a part of that certain prommisory note dated Octoboer 2, 1996, in the principal amount of $705,000.00 (the Note ), executed by Systems & Services Technologies, Inc. ( Borrower ), and made payable to the order of the First Bank of Missouri ( Lender ).

    In consideration of and in connection with the sums to be loaned to Borrower by Lender under the terms of the Note, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree that the terms and conditions of the Note shall be and are hereby modified, altered and changed as follows:

    1. The last sentence of the last paragraph of Section 2 is hereby deleted in its entirety.

    2. Paragraph I of Section 6 is hereby deleted in its entirety and, in lieu thereof, a new paragraph I,
        Section 6 is hereby added to read as follows:

        A transfer of a substantial part of Grantor s money or property to any person or party other than Aegis
        Consumer Funding Group, Inc..

    3. The first sentence of Section 8 is hereby deleted in its entirety and, in lieu thereof, a new first sentence of
        Section 8 is hereby added read as follows:

        At the option of Bank, all of any part of the principal and accrued interest on this Note, the Loan and other obligations which Borrower owes Bank, shall become immediately due and payable after the giving of ten (10) days written notice by Bank to Borrower of an non-monetary Event of Default, or the giving of five (5) days written notice by Bank to Borrower of any monetary Event of Default, or at any time thereafter.

    4. Paragraph A and paragraph E of Section 13 are hereby deleted in their entirety.

    5. The Collateral referred to in Section 14 is hereby amended to reflect the following types of Collateral:
        Real Estate, Fixtures and Accounts, excluding custodial accounts, as well as Machinery, Equipment, and Furniture purchased with proceeds advanced by Bank to Borrower under the terms of this Note.

    6. Paragraph A os Section 19 is hereby deleted in its entirety.

    7. Except as herein modified, all terms, conditions, and provisions of the Note shall remain in full force and effect and unchanged.

    IN WITNESS THEREOF, the parties hereto have caused this Addendum to have been executed as of this 2nd day of October 1996.

GRANTOR:

SYSTEMS & SERVICES TECHNOLOGIES, INC.

By:
   Matthew B. Burns, Chief Executive Officer

BANK:

THE FIRST BANK OF MISSOURI

By:
   Wayde S. Kindiger, Vice President